EXHIBIT 99.1

January 21, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4 of Avatex Corporation’s Form 8-K dated January 21, 2003, and agree with the statements made therein.

Yours truly,

Deloitte & Touche LLP

Dallas, Texas